Horizon Kinetics Inflation Beneficiaries ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 95.0%	Shares	Value
Aerospace & Defense - 3.6%
CACI International, Inc. - Class A (a)	59,605	$30,074,299

Agricultural Operations - 6.6%
Archer-Daniels-Midland Co.	419,035	25,033,151
Bunge Global SA	230,265	22,252,810
Wilmar International Ltd.	3,300,467	8,624,465
		55,910,426

Building Production-Wood - 2.4%
West Fraser Timber Co. Ltd.	212,217	20,661,447

Diversified Minerals - 0.1%
Lithium Royalty Corp. (a)(b)	100,000	440,431

Fertilizer - 1.4%
Nutrien Ltd.	246,957	11,868,753

Global Exchanges - 12.1%
ASX Ltd.	427,131	18,943,893
Deutsche Boerse AG	114,403	26,901,980
Japan Exchange Group, Inc.	1,239,378	16,077,083
Singapore Exchange Ltd.	2,226,063	19,829,672
TMX Group Ltd.	673,145	21,121,889
		102,874,517

Insurance Brokers - 3.0%
Marsh & McLennan Cos., Inc.	113,120	25,235,941

Investment Management-Advisor Services - 0.7%
Sprott, Inc.	134,559	5,827,750

Medical Labs & Testing Services - 1.0%
Charles River Laboratories International, Inc. (a)	43,102	8,489,801

Medical-Biomedical-Genetics - 0.7%
Royalty Pharma PLC - Class A	222,139	6,284,312

Metal-Diversified - 7.1%
Altius Minerals Corp.	339,546	6,544,860
Cameco Corp.	440,667	21,046,256
Deterra Royalties Ltd.	4,228,753	11,852,149
Glencore PLC	3,649,082	20,934,547
		60,377,812

Metal-Iron - 1.6%
Labrador Iron Ore Royalty Corp. (b)	215,106	5,120,700
Mesabi Trust	367,540	8,324,781
		13,445,481

Motion Pictures & Services - 0.0%(c)
IG Port, Inc.	6,200	89,767
Toei Animation Co. Ltd.	12,399	262,213
		351,980

Oil Companies -Exploration & Production - 8.3%
Dorchester Minerals LP	157,366	4,744,585
Landbridge Co. LLC - Class A (a)(b)	1,497,058	58,564,909
Topaz Energy Corp.	350,895	6,714,264
		70,023,758

Oil-US Royalty Trusts - 23.1%
Permian Basin Royalty Trust	735,052	8,739,768
PrairieSky Royalty Ltd. (b)	2,366,419	48,153,417
Sabine Royalty Trust	76,398	4,719,104
San Juan Basin Royalty Trust	921,345	3,408,977
Sitio Royalties Corp. - Class A	712,971	14,858,316
Texas Pacific Land Corp.	70,580	62,444,949
Viper Energy, Inc.	1,177,521	53,117,972
		195,442,503

Pipelines - 2.8%
Cheniere Energy, Inc.	131,840	23,710,106

Precious Metals - 13.3%
Franco-Nevada Corp.	239,664	29,778,252
Metalla Royalty & Streaming Ltd. (a)	390,000	1,205,100
Osisko Gold Royalties Ltd.	1,192,871	22,080,042
Sandstorm Gold Ltd.	1,490,856	8,945,136
Wheaton Precious Metals Corp.	831,205	50,770,002
		112,778,532

Real Estate Operations-Development - 1.5%
St Joe Co.	213,108	12,426,327

Securities & Commodities Exchanges - 4.7%
Intercontinental Exchange, Inc.	250,385	40,221,846

Telecommunication Services - 0.5%
DigitalBridge Group, Inc.	300,000	4,239,000

Transportation-Marine - 0.5%
Clarkson PLC	82,220	4,058,504
TOTAL COMMON STOCKS (Cost $706,227,230)		804,743,526

TOTAL INVESTMENTS - 95.0% (Cost $706,227,230)		804,743,526
Money Market Deposit Account - 11.0% (d)(e)		93,405,247
Liabilities in Excess of Other Assets - (6.0)%		(50,625,858)
TOTAL NET ASSETS - 100.0%		$847,522,915

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $47,504,438 which represented 5.6% of net assets.
(c)	Represents less than 0.05% of net assets.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.74%.

(e)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of September 30, 2024 is $50,026,040 which represented 5.9% of net assets.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Horizon Kinetics Inflation Beneficiaries ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$804,743,526	$–	$–	$804,743,526
Total Investments	$804,743,526	$–	$–	$804,743,526

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
United States	$416,890,954	49.3%
Canada	260,278,299	30.8
Australia	30,796,042	3.6
Singapore	28,454,137	3.3
Germany	26,901,980	3.2
Switzerland	20,934,547	2.4
Japan	16,429,063	1.9
United Kingdom	4,058,504	0.5
Other Assets in Excess of Other Assets	42,779,389	5.0
	$847,522,915	100.0%